Exhibit 99.1
LML REPORTS DECEMBER 31, 2008 FINANCIAL RESULTS

Company reports business growth and expanded profitability for both third quarter and nine month period as net income increases $509,000 and $957,000 respectively

VANCOUVER, BC, February 6, 2009 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading payments technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its third quarter and nine month period ended December 31, 2008.

Revenue for the three months ended December 31, 2008 was approximately $3 million, compared to $3.4 million in revenue for the three months ended December 31, 2007.  GAAP net income for the quarter was approximately $281,000, or $0.01 per share, compared to GAAP net loss of approximately $228,000, or $0.01 per share, for the third quarter fiscal 2008, an improvement of $509,000.  Non-GAAP net income for the third quarter fiscal 2009 was approximately $501,000 or $0.02 per share compared to approximately $414,000 or $0.02 per share for the third quarter last year.

Revenue for the nine months ended December 31, 2008 was approximately $9.3 million, an increase of approximately 15.8%, from revenue of approximately $8 million for the nine months ended December 31, 2007.  GAAP net income for the same period was approximately $300,000, or $0.01 per share, compared to GAAP net loss of approximately $657,000 or $0.03 per share, for the same period during fiscal 2008, an improvement of $957,000.  Non-GAAP net income for the nine months ended December 31, 2008 was approximately $1,613,000 or $0.06 per share compared to approximately $846,000 or $0.04 per share for the same period last year, an improvement of $767,000.

Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-recurring items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Q3 Highlights

•	271 new customers added;
•	Transaction Payment Processing business increased 12%
•	Net income of $281,000 versus net loss of $228,000 - an improvement of $509,000.

9 Months Highlights

•	Revenue increase of 15.8% to $9.3 million
•	Net income of $300,000 versus net loss of $657,000 - an improvement of $957,000.

“We are pleased with these results.  Despite a troubled global economy, our transaction payment processing segment business increased by 12% this quarter year-over-year and by 6% sequentially, quarter-over-quarter.

We are also pleased with the growth in profitability for the quarter and for the nine month period and believe this represents our strategy for continued profitable growth as we align our resources and strengthen our business.  We believe that, even as consumer confidence dampens, overall consumer spending will continue to shift to the Internet where consumers already experience added convenience and favorable pricing.  In the brick and mortar world, the ongoing migration from paper based payment transactions to electronic transactions is expected to continue and both of these trends represent positive news for our channel partners, end-customers and the markets we service,” said Patrick H. Gaines, Chairman and Chief Executive Officer.

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Conference Call

Management will host a conference call Monday, February 9, 2009 at 1:30pm Pacific Time (4:30 pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800-920-2983.  International callers please dial 212-231-2905.

If you are unable to join the call, a telephone replay will be available through February 18, 2009 by dialing 800-558-5253 from within the U.S. or Canada, or 416-626-4100 if calling internationally.  Please reference reservation number 21414403 when prompted.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and SFAS 123R, depreciation and amortization expense, and certain non-recurring items. A reconciliation of adjustments of non-GAAP to GAAP results for the third quarter and nine month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  In addition, non-GAAP financial information may provide management and investors with an enhanced understanding of our operating results and overall financial performance. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars, except share data)
(Unaudited)

	Three Months Ended December 31		Nine Months Ended December 31

	2008	2007	2008	2007

REVENUE	$3,037,241	$3,397,810	$9,301,687	$8,036,074
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $37,464 for three months ended December 31, 2008 (three months ended December 31, 2007 - $11,158) and $113,066 for nine months ended December 31, 2008 (nine months ended December 31, 2007 - $30,654))	1,560,421	1,517,211	4,578,445	3,327,587
GROSS PROFIT (excludes amortization and depreciation expense)	1,476,820	1,880,599	4,723,242	4,708,487

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $274,296 for three months ended December 31, 2008 (three months ended December 31, 2007 - $217,507) and $871,254 for nine months ended December 31, 2008 (nine months ended December 31, 2007- $451,526))	962,910	1,419,302	3,211,025	3,736,187
Sales and marketing (includes s.b.c. expense of $765 for three months ended December 31, 2008 (three months ended December 31, 2007 - $1,463) and $2,286 for nine months ended December 31, 2008 (nine months ended December 31, 2007 - $1,463))	77,149	44,847	237,715	161,539
Product development and enhancement (includes s.b.c. expense of $12,233 for three months ended December 31, 2008 (three months ended December 31, 2007 - $11,701) and $36,567 for nine months ended December 31, 2008 (nine months ended December 31, 2007 - $11,701))	58,279	61,459	197,589	114,093
Amortization and depreciation	197,102	382,617	589,654	643,870

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	181,380	(27,626)	487,259	52,798

Foreign exchange gain (loss)	281,682	562	380,650	(426,535)
Other income	10,833	9,084	29,808	28,626
Gain on sale of assets	-	-	864	1,700
Interest income	58,750	110,691	202,719	347,794
Interest expense	(45,269)	(116,788)	(204,154)	(246,955)

INCOME (LOSS) BEFORE INCOME TAXES	487,376	(24,077)	897,146	(242,572)

Income taxes	206,074	203,972	597,018	414,865

NET INCOME (LOSS)	281,302	(228,049)	300,128	(657,437)

DEFICIT, beginning of period	(34,187,796)	(32,415,182)	(34,206,622)	(31,985,794)

DEFICIT, end of period	$(33,906,494)	$(32,643,231)	$(33,906,494)	$(32,643,231)

EARNINGS (LOSS) PER SHARE, basic and diluted	$0.01	$(0.01)	$0.01	$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	27,116,408	22,341,280	26,741,795	21,814,759
Diluted	27,116,408	22,341,280	26,741,795	21,814,759

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LML PAYMENT SYSTEMS INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine Months Ended December 31

	2008	2007	2008	2007

GAAP Net Income (Loss)	$281,302	$(228,049)	$300,128	$(657,437)

Add stock-based compensation	324,759	241,829	1,023,173	495,344
Add stock-based compensation - future income taxes	-	-	-	11,185
Add amortization and depreciation	197,102	382,617	589,654	643,871
Add unrealized foreign exchange (gain) loss	(302,231)	17,242	(298,891)	355,118
Less gain on sale of capital assets	-	-	(864)	(1,700)

Non-GAAP Net Income	$500,932	$413,639	$1,613,200	$846,381

GAAP Net Earnings (Loss) Per Share, basic	$0.01	$(0.01)	$0.01	$(0.03)

Add stock-based compensation	0.01	0.01	0.04	0.02
Add stock-based compensation - future income taxes	-	-	-	0.00
Add amortization and depreciation	0.01	0.02	0.02	0.03
Add unrealized foreign exchange (gain) loss	(0.01)	0.00	(0.01)	0.02
Less gain on sale of capital assets	-	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share, basic	$0.02	$0.02	$0.06	$0.04

GAAP Net Earnings (Loss) Per Share, diluted	$0.01	$(0.01)	$0.01	$(0.03)

Add stock-based compensation	0.01	0.01	0.04	0.02
Add stock-based compensation - future income taxes	-	-	-	0.00
Add amortization and depreciation	0.01	0.02	0.02	0.03
Add unrealized foreign exchange (gain) loss	(0.01)	0.00	(0.01)	0.02
Less gain on sale of capital assets	-	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share, diluted	$0.02	$0.02	$0.06	$0.04

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	December 31, 2008	March 31, 2008
ASSETS
Current Assets
Cash and cash equivalents	$6,034,854	$9,749,768
Funds held for merchants	2,536,110	5,833,617
Restricted cash	125,000	250,000
Accounts receivable, less allowances of $32,168 and $32,168, respectively	554,919	719,301
Prepaid expenses	299,163	273,751
Total current assets	9,550,046	16,826,437

Property and equipment, net	241,713	246,828
Patents, net	664,586	788,473
Restricted cash	129,488	153,619
Other assets	21,954	23,247
Goodwill	17,874,202	15,903,077
Intangible assets, net	5,329,275	5,700,637

TOTAL ASSETS	$33,811,264	$39,642,318

LIABILITIES
Current Liabilities
Accounts payable	$622,319	$1,745,679
Accrued liabilities	798,088	648,661
Corporate taxes payable	21,180	573,240
Funds due to merchants	2,536,110	5,833,617
Current portion of obligations under capital lease	201,357	203,366
Current portion of promissory notes	2,134,647	2,731,923
Current portion of deferred revenue	1,287,897	1,448,921
Total current liabilities	7,601,598	13,185,407

Obligations under capital lease	17,379	177,573
Promissory notes	-	2,435,460
Deferred revenue	3,649,567	4,606,379

TOTAL LIABILITIES	11,268,544	20,404,819

SHAREHOLDERS' EQUITY
Capital Stock
Class A, preferred stock, CAD $1.00 par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, CAD $1.00 par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,116,408 and 26,341,832 issued and outstanding, respectively	50,039,568	48,071,980

Accumulated other comprehensive loss	(4,714)	(19,046)
Contributed surplus	6,414,360	5,391,187
Deficit	(33,906,494)	(34,206,622)
Total shareholders' equity	22,542,720	19,237,499

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$33,811,264	$39,642,318

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended December 31		Nine Months Ended December 31

	2008	2007	2008	2007

Operating Activities:
Net income (loss)	$281,302	$(228,049)	$300,128	$(657,437)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Amortization and depreciation	197,102	382,617	589,654	643,870
Gain on sale of assets	-	-	(864)	(1,700)
Stock-based compensation	324,759	241,829	1,023,173	495,344
Stock-based compensation – future income taxes	-	-	-	11,185
Unrealized foreign exchange (gain) loss	(302,231)	17,242	(298,891)	355,118

Changes in non-cash operating working capital
Restricted cash	-	-	125,000	-
Accounts receivable	1,217	175,270	136,826	(15,645)
Prepaid expenses	(21,094)	14,862	(31,127)	131,494
Other assets	-	(263)	-	(8,753)
Accounts payable and accrued liabilities	31,649	(264,932)	(801,937)	(625,169)
Corporate taxes payable	55,872	327,881	(517,121)	454,799
Deferred revenue	(348,875)	(414,804)	(1,108,374)	(1,044,079)
Net cash provided by (used in) operating activities	219,701	251,653	(583,533)	(260,973)

Investing Activities:
Acquisition of Beanstream, net of cash acquired	-	(3,403,680)	-	(7,375,068)
Acquisition of property and equipment	(16,744)	(6,723)	(106,147)	(113,646)
Proceeds from disposal of equipment	-	-	5,500	1,700
Development of patents	-	(2,066)	(1,652)	(10,004)
Net cash used in investing activities	(16,744)	(3,412,469)	(102,299)	(7,497,018)

Financing Activities:
Payments on capital leases	(48,939)	(91,509)	(142,335)	(268,583)
Payment on promissory notes	-	-	(2,843,974)	-
Share capital financing costs	-	-	(3,537)	-
Proceeds from exercise of stock options	-	-	-	77,438
Net cash used in financing activities	(48,939)	(91,509)	(2,989,846)	(191,145)

Effects of foreign exchange rate changes on cash and cash equivalents	(54,565)	(59,272)	(39,236)	244,514

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	99,453	(3,311,597)	(3,714,914)	(7,704,622)

Cash and cash equivalents, beginning of period	5,935,401	5,769,983	9,749,768	10,163,008

Cash and cash equivalents, end of period	$6,034,854	$2,458,386	$6,034,854	$2,458,386

Supplemental disclosure of cash flow information
Interest paid	$482	$4,292	$407,756	$43,041
Taxes paid	$201,476	$14,063	$1,173,893	$42,449

Non-cash investing and financing transactions not included in cash flows:

Issuance of common shares pursuant to earn-out provision	$-	$-	$1,971,125	$-

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CONTACTS:

Patrick H. Gaines                                                      Investor Relations
Chairman and CEO                                                      (800) 888-2260
(604) 689-4440

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